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                                                               Exhibit No. 10(a)


                             Consent of Accountants

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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 33-91914 on Form N-4, of our report dated April 1, 1995 accompanying the financial statements of Glenbrook Life and Annuity Company included in this Prospectus which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


Chicago, Illinois
September 15, 1995